SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. ____ )

Filed by the Registrant     /X/

Filed by a Party other than the Registrant   /  /

Check the appropriate box:

/X/ Preliminary Proxy Statement

/  / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/  / Definitive Proxy Statement

/  / Definitive Additional Materials

/  / Soliciting Material Pursuant to §240.14a-12

ADVISORS SERIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/ No fee required.

/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Capital Advisors Growth Fund,
a series of Advisors Series Trust
320 South Boston Avenue, Suite 825
Tulsa, Oklahoma 74103-4734
October 30, 2006

Dear Shareholder:

Enclosed is a notice of a Special Meeting of Shareholders of the Capital Advisors Growth Fund (the “Fund”), a separate series of shares of the Advisors Series Trust (the “Trust”), to be held on November 27, 2006 (the “Special Meeting”) together with a Proxy Statement and Form of Proxy relating to the business to be transacted at the meeting.

The purpose of the Special Meeting is to consider and vote to approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Capital Advisors, Inc. (the “Advisor”), under which the Advisor will continue to act as investment advisor to the Fund. As discussed in more detail in the enclosed Proxy Statement, the previous investment advisory agreement will terminate on October 30, 2006 due to a change in the Advisor’s ownership structure. There are no substantive changes to the advisory arrangements between the Advisor and the Fund. The New Advisory Agreement is required because of ownership changes within the Advisor.

To avoid disruption of the Fund’s investment management programs, the Board of Trustees of the Trust approved an interim investment advisory agreement for the Fund in accordance with Rule 15a-4 under the Investment Company act of 1940. The interim investment advisory agreement has a term of 150 days from October 30, 2005. Further, to ensure continuity in and to avoid disruption of the Fund’s investment management programs, the Board of Trustees approved the New Advisory Agreement for the Fund, and recommended that shareholders of the Fund be asked to approve the new agreement. The New Advisory Agreement provides that, following shareholder approval, the Advisor will continue to provide investment advisory services on substantially the same terms and with the same fee structure under which it currently operates. The Board of Trustees unanimously believes that this proposal is in the Fund’s and your best interest. The Advisor will continue to pursue the Fund’s investment objective using the Fund’s principle investment strategies and will maintain the same personnel and officers. The Fund’s daily operations or management activities are not expected to be affected in any way.

If you were a shareholder of record as of the close of business on October 15, 2006, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. The Board of Trustees of the Fund has recommended approval of the New Advisory Agreement for the Fund, and encourages you to vote “FOR” this proposal. If you have any questions regarding the issue to be voted on, please do not hesitate to call _____________________.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the web site shown on your proxy card to vote over the Internet. You should use the enclosed instructions to vote by telephone or over the Internet. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the Trust’s address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed in the enclosed Proxy Card.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

CAPITAL ADVISORS GROWTH FUND a series of Advisors Series Trust	CAPITAL ADVISORS, INC.
/s/ Eric M. Banhazl Eric M. Banhazl, President	/s/ _______________________ _________________, Title

Capital Advisors Growth Fund,
a series of Advisors Series Trust
320 South Boston Avenue, Suite 825
Tulsa, Oklahoma 74103-4734

NOTICE OF SPECIAL MEETING
TO BE HELD NOVEMBER 27, 2006

The Advisors Series Trust, a Delaware statutory trust, will hold a Special Meeting of Shareholders (the “Meeting”) of the Capital Advisors Growth Fund (the “Fund”), a separate series of shares of Advisors Series Trust.

Notice is hereby given that the Meeting will be held on November 27, 2006, at 9 a.m., Central time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. At the Meeting, shareholders of the Fund, voting separately, will be asked to consider and act upon the proposals noted below:

1.
To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Capital Advisors, Inc. (the “Advisor”), under which the Advisor will continue to act as investment advisor with respect to the assets of the Fund. The Advisor will serve as investment advisor on substantially identical terms (except for the dates of execution and provisions relating to effectiveness and termination) as the current investment advisory agreement between the Advisor and the Fund. Such advisory agreement is currently in effect on an interim basis, and took effect after the change in the Advisor’s ownership structure.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on October 15, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the Internet. You should use the enclosed instructions to vote by telephone or over the Internet. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the Trust’s address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed in the enclosed Proxy Card.

By Order of the Board of Trustees

/s/ Rodney A. DeWalt

Rodney A. DeWalt, Secretary
October 30, 2006

SHAREHOLDER QUESTIONS AND ANSWERS
Voting the Proposal under the Capital Advisors Growth Fund Proxy Solicitation

Capital Advisors, Inc. (the “Advisor”) currently manages the Capital Advisors Growth Fund, a separate series of the Advisors Series Trust, a Delaware statutory trust and open-end investment management company (the “Fund”). The following Questions and Answers are intended to provide an overview of the information provided in this Proxy Statement and to summarize the proposals affecting the Fund to be considered at the shareholder meeting or at any adjournment thereof (the “Meeting”). If you have any questions regarding the Proxy Statement, please do not hesitate to call us at ________________.

When and where will the Shareholder Meeting be held?

The Meeting will be held on November 27, 2006, at 9 a.m., Central time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. At the Meeting, final votes are cast and ballots are officially tabulated. Shareholders do not need to attend the Meeting in person, because the proxies named on your ballot will cast your vote on your behalf. In order for your ballots to be counted at the Meeting please return your proxy card promptly.

On what proposal am I being asked to vote?

You are being asked to approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and the Advisor (the “New Advisory Agreement”), under which the Advisor will continue to act as investment advisor with respect to the assets of the Fund. A copy of the proposed New Advisory Agreement is attached as Exhibit A to this Proxy Statement. There are no substantive changes to the advisory arrangements between the Advisor and the Fund. The New Advisory Agreement is required because of ownership changes within the Advisor.

Has the Board approved the proposals?

Yes. The Board of Trustees unanimously approved this proposal on September 13, 2006 and recommends that you vote to approve the proposal.

Why am I being asked to approve the Advisory Agreement?

Pursuant to interim investment advisory agreement dated October 30, 2006 (the “Interim Advisory Agreement”), the Advisor provides investment advisory services to the Fund and manages portfolio assets on an interim basis. Due to a change in the Advisor’s ownership structure, described more fully below, the previous investment advisory agreement terminated on October 30, 2006. The Board believes that the terms and conditions of the New Advisory Agreement (which are the same as the current agreement) are fair to, and in the best interests of, the Fund and their shareholders. However, because the Fund is registered under the Investment Company Act, which generally requires that any investment advisory agreement be approved by the Fund’s shareholders prior to becoming effective, you are being asked to approve the New Advisory Agreement.

How will the change in management affect the Fund?

The Advisor and the Board of Trustees believe that the change will not have any effect on the Fund. The investment management fees and the Fund’s overall operating expenses will not change. There will be no change in the services provided by the Advisor to the Fund. The Advisor has agreed to continue to reimburse expenses of the Fund to levels currently in place for the Fund. Finally, because the Fund’s current portfolio managers will continue managing the Fund upon the shareholders’ approval of this proposal and because the ownership restructuring is designed to permit orderly succession planning with the Advisor’s organization, this change provides assurance that the Fund will continue to be managed in the same style.

Who is eligible to vote?

The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund. Shareholders of the Fund at the close of business on October 15, 2006 will be entitled to be present and vote at the Meeting. As of that date, there were                    shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $                            .

How can I vote my shares?

For your convenience, you may vote your ballot in three ways:

•	By Mail: Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•	By Telephone: Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

•	By Internet: Have your proxy card available. Go to the website shown on the proxy card. Follow the simple instructions found on the website.

What will happen if there are not enough votes to approve the New Advisory Agreement?

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response after several weeks, you may be contacted by officers or agents of the Fund or the Advisor who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the New Advisory Agreement by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek more votes. If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1. If the shareholders of the Fund do not approve the New Advisory Agreement for the Fund, the Interim Advisory Agreement will terminate on March 29, 2007, and the Advisor will cease to serve as the investment advisor. In that event, the Fund will consider its options regarding its investment advisor. Nonetheless, the Advisor will be entitled to receive the lesser of the investment advisory fees held in escrow since October 30, 2006 or the amount of expenses actually incurred by the Advisor while performing services under the Interim Advisory Agreement.

Capital Advisors Growth Fund,
a series of Advisors Series Trust
320 South Boston Avenue, Suite 825
Tulsa, Oklahoma 74103-4734

PROXY STATEMENT
October 30, 2006

General. This Proxy Statement is furnished to the shareholders of the Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees in connection with the Fund’s solicitation of shareholders’ proxies for use at a Special Meeting of Shareholders of the Fund (the “Meeting”) to be held November 27, 2006, at 9 a.m., Central time, at the offices of the Fund’s Administrator, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is October 30, 2006. At the Meeting, the shareholders of the Fund, voting separately, will be asked:

1.
To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Capital Advisors, Inc. (“Capital” or the “Advisor”), under which the Advisor will continue to act as investment advisor with respect to the assets of the Fund. The Advisor will serve as investment advisor on substantially identical terms (except for the dates of execution and provisions relating to effectiveness and termination) as the current investment advisory agreement between the Advisor and the Fund. Such advisory agreement is currently in effect on an interim basis, and took effect after the change in the Advisor’s ownership structure.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a separate investment series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund. Shareholders of the Fund at the close of business on October 15, 2006 will be entitled to be present and vote at the Meeting. As of that date, there were                  shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $                     .

Voting Proxies. You should read the entire proxy statement before voting. If you have any questions regarding the proxy statement, please call _______________________. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting, by delivering a subsequently dated proxy card, or by attending and voting at the Meeting in person. Proxies voted by telephone or Internet may be revoked at any time before they are voted by voting again through the website or toll-free number listed in the enclosed Proxy Card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement will vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Fund’s address noted above, delivering a duly executed proxy bearing a later date, or by voting in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Quorum Required. The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Fund. Under the Trust’s By-Laws, a quorum is constituted by the presence in person or by proxy of 40 percent of the outstanding shares of the Fund entitled to vote at the Meeting. However, because the proposal relates to approving the New Advisory Agreement, shares representing more than 50 percent of the outstanding shares of the Fund entitled to vote must be present in person or by proxy at the Meeting to approve the New Advisory Agreement, as described below.

Required Vote. The Proposal will be voted on by all shareholders of the Fund. Along with the approval of the Board of Trustees of the Trust, which the Fund has already obtained, including a majority of the Trustees who are not interested persons of the Trust or any affiliate of the Fund within the meaning of the 1940 Act (the “Independent Trustees”), the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the New Advisory Agreement to become effective. “Majority” for this purpose, as permitted under the 1940 Act, means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “for” each proposal as to which the proxy is entitled to vote.

If a quorum is not present or sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and will vote against adjournment all proxies that voted against Proposal No. 1.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.” If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund or the Advisor, who will not be paid for these services. The Advisor will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by the Advisor. The Fund anticipates that such fees will amount to approximately $7,000. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. The Fund’s current investment advisor is Capital Advisors, Inc., 320 South Boston Avenue, Suite 825, Tulsa, Oklahoma 74103-4734. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53205. The Fund’s transfer and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on October 15, 2006, none of the officers or Trustees of the Trust held any beneficial ownership of the Fund’s outstanding shares. To the knowledge of the Trust’s management, before the close of business on October 15, 2006, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address	Number of Shares	% Ownership	Type of Ownership

Information about the Fund. The Trust, on behalf of the Fund, is required by Federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The SEC maintains a web-site that contains information about the Fund (www.sec.gov.). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington D.C. 20549. Copies of such materials can be obtained, after paying a duplicating fee, from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0112.

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon writing to the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling, toll-free, 1-866-205-0523. These reports are also available on the sec’s website, www.sec.gov. The annual report is also available on the Fund’s website: www.capitaladv.com.

PROPOSAL

APPROVAL OF ADVISORY AGREEMENT BY AND BETWEEN THE ADVISOR
AND ADVISORS SERIES TRUST ON BEHALF OF THE FUND

Background. Pursuant to interim investment advisory agreement dated October 30, 2006 (the “Interim Advisory Agreement”), the Advisor currently provides investment advisory services to the Fund and manages portfolio assets on an interim basis. The Interim Advisory Agreement was approved by the Board of Trustees, including the Independent Trustees, on September 13, 2006. The Interim Advisory Agreement became effective when the Advisor’s ownership interest was restructured, in the transaction described below. Prior to October 30, 2006, the Advisor provided investment advisory services to the Fund under prior investment advisory agreement (the “Prior Advisory Agreement”). The Prior Advisory Agreement was approved by the Board of Trustees, including all Independent Trustees, on December 7, 1998.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Section 15(a) also provides that any such advisory contract must terminate upon its “assignment.” Section 2(a)(4) provides that a change of control of an investment advisor, such as the Advisor’s restructuring, constitutes an assignment. Consequently, the Advisor’s change in ownership caused the Prior Advisory Agreement to terminate. Rule 15a-4 under the 1940 Act permits a mutual fund to be advised under a short-term contract until shareholders can vote on a new contract. In accordance with Rule 15a-4, the Board of Trustees, including all Independent Trustees, approved the Interim Advisory Agreement on September 13, 2006. The Interim Advisory Agreement allows the Advisor to manage the Fund under substantially the same terms as the Prior Advisory Agreement until March 29, 2007. In order for the Advisor to continue to serve as investment advisor to the Fund, shareholders of the Fund must approve a new investment advisory agreement (the “New Advisory Agreement”).

On the same date that the Board approved the Interim Advisory Agreement, the Board approved the New Advisory Agreement, and recommended that it be submitted to the Fund’s shareholders for approval. If approved by the shareholders of the Fund at the Meeting (currently scheduled for November 27, 2006), the New Advisory Agreement will be executed for the Fund, and will become effective upon such date. The New Advisory Agreement is substantially identical to the Prior Advisory Agreement with respect to the Fund, except for the dates of execution, effectiveness and termination. The Prior Advisory Agreement was approved by the shareholders of the Fund on January 1, 2000.

The Transaction. On October 30, 2006, the Advisor restructured its ownership. Richard Minshall, Chairman and Co-Portfolio Manager, and Sally Minshall (the “Minshall Family”) sold a majority of their interest in the Advisor to a group of employees and officers of the Advisor. The group consists of Keith C. Goddard, President and Chief Executive Officer, Richard S. Lofgren, Senior Vice President, Chief Operating Officer and Chief Compliance Officer, G. Andy Brown, Senior Vice President, Lori A. Smith, Senior Vice President and Chief Financial Officer, and Jamie L. Wilson, Vice President (the “Officer Group”). Prior to the transaction, the Minshall Family owned 85.27% of the Advisor. After the transaction was completed, the Officer Group now owns 85.7% of the Advisor, and the Minshall Family owns 14.3% of the Advisor. Mr. Goddard, Co-Portfolio Manager for the Fund, owns a controlling interest in the Advisor at 51.30%.

The Advisor has the same personnel and officers and will continue all of the firm’s advisory business. The Advisor has announced that no changes are planned to the portfolio management team or investment approach following the completion of the transaction. The Fund’s daily operations or management activities will not be affected in any way by the transaction.

Summary of the Prior Advisory Agreement and the New Advisory Agreement. A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the Agreement is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Description of Advisory Agreement. Capital has served as investment advisor to the Fund since its commencement of operations on January 1, 2000. Capital provided these services pursuant to the terms of the Prior Advisory Agreement with the Trust, which was dated December 7, 1998, and became effective on the commencement of the Fund’s operations in January of 2000. As a result of the change in ownership structure, Capital will provide services pursuant to the terms of the New Advisory Agreement upon obtaining shareholder approval. The New Advisory Agreement remains in effect for a period of two (2) years, unless sooner terminated. After the initial two-year period, continuation of the Investment Advisory Agreement from year-to-year is subject to annual approval by the Board of Trustees, including at least a majority of the Independent Trustees. The Prior Advisory Agreement was last re-approved by the Board of Trustees at a meeting held on December 15, 2005. Both the Prior Advisory Agreement and the New Advisory Agreement may be terminated by the Board or a vote of a majority (as that term is defined in the 1940 Act) of the shareholders of the Fund upon not more than 60 days’ notice, or by the Advisor upon 60 days’ notice.

Advisory Services. Both the Prior Advisory Agreement and the New Advisory Agreement require the Advisor to provide certain investment advisory services to the Fund, including investment research and management, subject to the supervision of the Board of Trustees.

Management Fees. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Fund will pay the Advisor a fee based on the Fund’s average daily net assets. Under both the Prior Advisory Agreement and the New Advisory Agreement, the Advisor is compensated for its investment advisory services at the annual rate of 0.75% of the Fund’s average daily net assets. The fee is computed daily and paid monthly. For the fiscal year ended December 31, 2005, the Advisor received advisory fees of 0.37% of the Fund’s daily net assets, net of waivers. For the fiscal year ended December 31, 2005, the Advisor accrued $121,484 in fees and received, net of waivers, $60,456 in fees.

Brokerage Policies. The Prior Advisory Agreement and the New Advisory Agreement authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution. The Advisor may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research services provided by the broker to the Advisor. However, both the Prior Advisory Agreement and the New Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Advisor determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements. Moreover, the Advisor will comply with any SEC regulations regarding the use of “soft dollars” under Section 28(e) of the Securities Exchange Act of 1934, as amended.

Payment of Expenses. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Advisor will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund. The Advisor will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether the purchase, sale or retention has been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention has been made and the other individual, firm or corporation has been selected in good faith. The Prior Advisory Agreement and the New Advisory Agreement also provide that nothing contained in the agreement shall be construed to protect the Advisor against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the agreement. Additionally, the Prior Advisory Agreement and the New Advisory Agreement provide that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the agreement should in any way constitute a waiver or limitation of any rights that a Fund’s shareholders may have under any federal securities laws. The Prior Advisory Agreement and the New Advisory provide that the Advisor shall follow the principles set forth in any investment advisory agreement in effect between the Trust and the Advisor in connection with its duties to invest the Fund’s assets, and that the Trust may indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust and applicable law.

Portfolio Managers. Upon shareholder approval of the New Advisory Agreement, Keith Goddard and Richard E. Minshall, the current portfolio managers of the Fund, will continue to be responsible for the day-to-day management of the Fund’s portfolio, determining the Fund’s investment strategy, portfolio allocations and risk parameters. Currently, Mr. Goddard and Mr. Minshall are primarily responsible for the day-to-day management of the Fund’s portfolio.

Executive Officers and Directors of the Advisor. Information regarding the principal executive officers and directors of the Advisor is set forth below. The address of the Advisor is 320 South Boston Avenue, Suite 825, Tulsa, Oklahoma 74103-4734. The address for each of the persons listed below, as it relates to his duties with the Advisor, is the same as that of the Advisor.

Name	Position with Advisor and Principal Occupation
Richard E. Minshall	Chairman of Board
Lorine A. Smith	Chief Financial Officer
Monty L. Butts	Senior Vice President
Melissa M. Minshall	Executive Vice President
Keith L. Goddard	President/Chief Executive Officer
George A. Brown	Senior Vice President
Richard S. Lofgren	Chief Operating Officer/Chief Compliance Officer
Chris S. Edgmon	Vice President
Channing S. Smith	Vice President
Mark A. Symm	Vice President
Jamie L. Wilson	Vice President

Consequences of Approval and Non-Approval.If the New Advisory Agreement is approved by the Fund’s shareholders, it will become effective on November 28, 2006. If the shareholders of the Fund do not approve the New Advisory Agreement, the Interim Advisory Agreement will terminate on March 29, 2007, and the Advisor will cease to serve as the investment adviser of that Fund. In that event, such Fund will consider its options regarding its investment adviser. Nonetheless, the Advisor will be entitled to receive the lesser of the investment advisory fees held in escrow since October 30, 2006 or the amount of expenses actually incurred by the Advisor while performing services under the Interim Advisory Agreement.

Recommendation of the Board of Trustees. Since the New Investment Advisory Agreement is substantially identical to the Prior Advisory Agreement, except for immaterial corrections and dates of execution, termination and effectiveness, the Board of Trustees believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board of Trustees believes that, despite the purchase of a controlling interest in the Advisor by Mr. Goddard, there will be no change in the services provided by the Advisor to the Fund. The Board of Trustees also considered that there will be no change in the day-to-day management responsibilities for the Fund’s portfolio management or to the members of the Advisor who determine the Fund’s overall investment strategy, portfolio allocation and risk parameters. The Board of Trustees was presented with information demonstrating that the terms of the New Advisory Agreement are fair to, and in the best interests of, the Trust, the Fund and the shareholders of the Fund.

In considering whether to recommend the New Advisory Agreement for approval by the Fund’s shareholders, the Trustees had before them information to evaluate the experience of the Advisor’s key personnel in portfolio management, the quality of services the Advisor is expected to continue to provide to the Fund, and the compensation proposed to be paid to the Advisor. This information, together with the information provided to the Independent Trustees throughout the course of the year, formed the primary (but not exclusive) basis for the Board of Trustee’s determinations. The Board of Trustees also reviewed the factors it considered in re-approving the Prior Advisory Agreement, which is substantially identical to the New Advisory Agreement, in December 2005. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustee’s conclusion that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board of Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board of Trustees considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Board of Trustees also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board of Trustees also considered the prior relationship between the Advisor and the Trust, as well as the Board of Trustee’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board of Trustees concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board of Trustees noted that the Fund’s year-to-date, one-year, three-year and five-year performances were each above the Lipper Large Cap Growth Fund Index for the period ending July 31, 2006. The Board of Trustees also noted that although the Fund’s performances were below the S&P 500, it was ranked in the third quartile for all years. The Trustees concluded that the advisor’s performance was satisfactory under current market conditions.

The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board of Trustees concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board of Trustees reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

It was noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%, which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience, and that the Advisor had honored its agreement in this respect. The Trustees noted that the Fund’s total expense ratio was below its peer group median, and its expense structure was in line with the fees charged by the Advisor to its other investment management clients. It was also noted that the Fund’s 12b-1 fees were at an acceptable level. After taking into account all waivers and reimbursements, the Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board of Trustees also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. The Board of Trustees noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board of Trustees concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered that the Advisor benefits from positive reputational value in advising the Fund. The Board noted that the Advisor continued to subsidize a portion of the Fund’s operating expenses, and reviewed the Advisor’s compliance with its reimbursement requirements. The Board also considered the Advisor’s estimate of the Fund asset level at which it would reach a breakeven level by covering allocated overhead costs. The Board considered the 12b-1 fees paid to the Advisor for the sale and distribution of shares and shareholder services. The Board also considered that the additional benefits derived by the Advisor from its relationship with the Fund were limited primarily to research benefits received in exchange for “soft dollars.” After such review, the Board determined that the profitability rates to the Advisor with respect to the Advisory Agreement are not excessive, and that the Advisor had maintained adequate profit levels to support the services to the Fund.

No single factor was determinative of the Board of Trustee’s decision to recommend that shareholders approve the New Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board of Trustees (including a majority of the Independent Trustees) therefore determined that the approval of the New Advisory Agreement would be in the best interests of the Fund and its shareholders.

The Advisor has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the ownership restructure. In addition, the Advisor has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund to levels currently in place for the Fund under an interim operating expense limitation agreement.

Other Legal Requirements under the 1940 Act. Section 15(f) of the 1940 Act provides that, when a transaction such as this ownership restructuring occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The Advisor has agreed to use its best efforts to ensure that the transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Fund.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Fund’s Board of Trustees must be Independent Trustees. Currently, the Board of Trustees of the Trust meets this 75% requirement.

GENERAL INFORMATION

Other Matters to Come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

To ensure the presence of more than 50% of the outstanding shares entitled to vote at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

/s/ Rodney A. DeWalt

Rodney A. DeWalt, Secretary

Milwaukee, Wisconsin

October 30, 2006

EXHIBIT A

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

Capital Advisors Growth Fund

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

Capital Advisors Growth Fund

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of ___________, 2006, by and between Advisors Series Trust, a Delaware statutory trust (hereinafter called the "Trust"), on behalf of the following series of the Trust, Capital Advisors Growth Fund (the "Fund") and Capital Advisors, Inc. a Delaware corporation (hereinafter called the "Advisor").

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") (or is exempt from registration) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

2. DUTIES OF ADVISOR.

(a) General Duties. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) Brokerage. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct order to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer for the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Advisor is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISOR'S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to fulfill its obligations under this Agreement, (ii) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor. If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor's own advisory fee.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor's actual costs for providing such services. In determining the Advisor's actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the Fund's administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

11. ADVISOR'S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR'S OWN ACCOUNT. The Trust's employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust's Board of Trustees.

13. TERM.

This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust's Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

14. RIGHT TO USE NAME

The Advisor warrants that the Fund's name is not deceptive or misleading and that the Advisor has rights to any distinctive name used by the Fund. The Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Advisor. The Fund may use the name Capital Advisors Growth Fund or any name derived from or using the name Capital Advisors only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Advisor, and by the Advisor upon sixty (60) days' written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

17. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

18. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of the Capital Advisors Growth Fund	CAPITAL ADVISORS, INC.

By:	By:
Name:	Name:
Title:	Title:

SCHEDULE A

Series or Fund of Advisors Series Trust	Annual Fee rate

Capital Advisors Growth Fund	0.75% of average net assets

PROXY TABULATOR P.O. BOX 9132 HINGHAM, MA 0243-9132
THREE EASY WAYS TO VOTE YOUR PROXY
Read the Proxy Statement and have the Proxy card at hand.
TELEPHONE:     Call _______________ and follow the simple instructions.

INTERNET:         Go to www.proxyweb.com and follow the on-line instructions.
MAIL:                 Vote, sign, date and return your proxy by mail.
If you vote by Telephone or Internet, do not mail your proxy.

999 999 999 999 99

PROXY

CAPITAL ADVISORS GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 27, 2006

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF ADVISORS SERIES TRUST

The undersigned hereby appoints Rodney A. DeWalt and Douglas G. Hess, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), to be held on November 27, 2006 at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (the “Meeting”), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on October 15, 2006. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE: ____________________________________________, 2006

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)(Title(s), if applicable)

This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

To approve Investment Advisory Agreement between Capital Advisors, Inc. and the Advisors Series Trust on behalf of the Capital Advisors Growth Fund.	FOR	AGAINST	ABSTAIN
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In their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

WE NEED YOUR VOTE BEFORE NOVEMBER 27, 2006.

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME